SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 25, 2004

                                 NUI Corporation
             (Exact name of registrant as specified in its charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                                    001-16385
                            (Commission File Number)

                                   22-3708029
                     (I.R.S. Employer Identification Number)

                          550 Route 202-206, PO Box 760
                          Bedminster, New Jersey 07921
              (Address and zip code of principal executive offices)

                                 (908) 781-0500
                         (Registrant's telephone number,
                              including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01--Other Events.

     On August 25, 2004, NUI Corporation (the "Company") announced the record date for its Annual Meeting of Shareholders and the date by which shareholder proposals must be received by the Company in order to be eligible to be included on the Company's proxy card. A copy of the Company's press release is filed as
Exhibit 99 to this report of Form 8-K.

Item 9.01--Financial Statements and Exhibits.

     99 Press Release, dated August 25, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NUI CORPORATION

                             By: /s/ Steven D. Overly
                                ------------------------------------------------
                                Name:   Steven D. Overly
                                Title:  Vice President, Chief Financial Officer,
                                        General Counsel, Treasurer and Secretary

Dated:  August 25, 2004

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

                                INDEX TO EXHIBITS

99        Press Release dated August 25, 2004

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